EXHIBIT 10.39

July 8, 2009

Dot VN, Inc.
9449 Balboa Avenue, Suite 114
San Diego, California 92123

LOCK-UP AGREEMENT

Ladies and Gentlemen:

As a holder (a “Holder”) of common stock, par value $0.001 per share (the “Common Stock”) of Dot VN, Inc., a Delaware corporation (the “Company”), and consistent with the requirements of Section 16 of the Securities Exchange Act of 1934, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agrees that the undersigned will not offer, sell, contract to sell, grant an option to purchase, or otherwise dispose of any shares of Common Stock owned, acquirable or vested as of the date of this Lock-up Agreement until July 8, 2010.

Subject to the terms and conditions hereof, the undersigned authorizes the Company to cause its transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into, exercisable, or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflicts of laws principles.

This Lock-Up Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  This Lock-Up Agreement may be executed by facsimile signatures.

Very truly yours,

/s/ Thomas Johnson
Name:   Thomas Johnson

Accepted, Acknowledged and Agreed to by:
Dot VN, Inc.

By:      /s/ Louis P. Huynh
Name:   Louis P. Huynh
Title:   Corporate Secretary and Director